                                                                    EXHIBIT 10.4



                      THIS NOTE IS SUBJECT TO RESTRICTIONS
                        ON TRANSFER AS SET FORTH HEREIN.



                         CONVERTIBLE  PROMISSORY  NOTE




$200,000.00                   San Antonio, Texas              September 18, 1996



                               General Provisions

         1. FOR VALUE RECEIVED, ExproFuels, Inc., a corporation duly organized and existing under the laws of the State of Delaware (the "Company"), hereby unconditionally promises to pay to the order of TransEuro Capital, Inc. ("Payee"), the sum of TWO HUNDRED THOUSAND AND NO/100 DOLLARS ($200,000.00) plus the interest thereon as provided herein, in lawful money of the United States of America.

         2. The unpaid principal amount of this Convertible Promissory Note (the "Note") shall be due and payable in full on September 18, 1999 (the "Maturity Date"). Upon thirty (30) days prior written notice to Payee, the principal amount of the Note together with all accrued but unpaid interest thereon may be prepaid in whole but not in part by the Company as specified in paragraph 14.

         3. The unpaid principal amount of this Note shall bear interest from the date hereof until paid at the rate per annum of six percent (6%). Interest shall be computed on the basis of the actual number of days elapsed in a year consisting of 365 days or 366 days as appropriate.

         4. Interest shall be payable in consecutive quarterly installments commencing on January 1, 1997, and continuing on the first day of each quarter thereafter, until and including September 18, 1999.

         5. Regardless of any provision contained in this Note or any other document executed or delivered in connection herewith, Payee shall never be deemed to have contracted for or be entitled to receive, collect or apply as interest on this Note, any amount in excess of the maximum rate of interest permitted to be charged by applicable law, and, in the event that Payee ever receives, collects or applies as interest any such excess, such amount which would be excessive interest shall be applied to the reduction of the unpaid principal balance of this Note, and, if the principal balance of this Note is paid in full, any remaining excess shall forthwith be paid to the Company.
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         6.      (a)      Wherever used herein,  "Event of Default" means any
one of the following events (whatever the reason for such Event of Default and whether it shall be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body):

                 (i) default in the payment of any cash installment of principal or interest upon the Note when it becomes due and payable, and continuance of such default for a period of 10 days; or

                 (ii) the entry of a decree or order by a court having jurisdiction in the premises adjudging the Company bankrupt or insolvent, or approving as properly filed a petition seeking the reorganization, arrangement, adjustment or composition of or in respect of the Company under the Federal bankruptcy laws or any other applicable Federal or state law of the United States of America, or appointing a receiver, liquidator, assignee, trustee, sequestrator
         (or other similar official) for the Company or of any substantial part of its property, or ordering the winding up or liquidation of its affairs, and the continuance of any such decree or order unstayed and in effect for a period of 90 consecutive days; or

                 (iii) the institution by the Company of proceedings to be adjudicated bankrupt or insolvent, or the consent by it to the institution of bankruptcy or insolvency proceedings against it, or the filing by it of a petition or answer or consent seeking reorganization or relief under the Federal bankruptcy laws or any other applicable Federal or state law of the United States of America, or the consent by it to the filing of any such petition or to the appointment of a receiver, liquidator, assignee, trustee, sequestrator (or other similar official) for the Company or of any substantial part of its property, or the making by it of any assignment for the benefit of creditors.

                 (b) If an Event of Default occurs and is continuing, then and in every such case, the Payee may declare the principal of this Note and all accrued interest thereon to be due and payable immediately, by a notice in writing to the Company, and upon any such declaration, such principal and interest shall become immediately due and payable. At any time after such a declaration of acceleration has been made and before a judgment or decree for payment of the money due has been obtained, Payee, by written notice to the Company, may rescind and annul such declaration and its consequences. Payee, upon the occurrence of an Event of Default and with or without any acceleration of maturity, may reduce any claim to judgment and pursue and enforce any of Payee's rights and remedies under this Note or otherwise provided under or pursuant to any applicable law or agreement.




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         7.      Should the principal of, or any installment of interest on, this Note become due and payable on a day other than a Business Day (as hereinafter defined), then the maturity thereof shall be extended to the next succeeding Business Day. If this Note, or any installment or payment due hereunder is not paid when due, whether at maturity or by acceleration, or if it is collected through a bankruptcy, probate or other court, whether before or after maturity, the Company agrees to pay all costs of collection, including, but not limited to, reasonable and customary attorneys' fees incurred by the holder hereof.

         8. This Note has been executed and delivered in, and shall be governed by and construed in accordance with the laws of, the State of Texas.

         9.      As used herein:

                 (a) The term "Highest Lawful Rate" shall mean, as of any date, the highest non-usurious rate of interest then applicable to the Note; Payee hereby notifies the Company that, and discloses to the Company that, for purposes of TEX.REV.CIV.STAT.ANN. Art. 5069-1.04, as it may from time to time be amended, the "applicable rate ceiling" shall be the "indicated rate ceiling" referred to in Art. 5069-1.04(a)-(1), from time to time in effect, as limited by Art. 5069-1.04(b); provided however, that to the extent permitted by applicable law, Payee reserves the right to change the applicable rate ceiling from time to time by further notice and disclosure to the Company; and provided further, that the highest non-usurious rate of interest permitted by the applicable law for purposes hereof shall not be limited to the applicable rate ceiling under Art. 5069-1.04 if federal laws or other state laws now or hereafter in effect and applicable to the Note (and the interest contracted for, charged and collected thereunder) shall permit a higher rate of interest.

                 (b) The term "Business Day" shall mean a day upon which business is transacted by Texas Commerce Bank of San Antonio other than a Saturday or Sunday.


                             Convertibility Feature

         10. Payee may at its option, at any time or from time to time from and after the date hereof, convert (such option to convert being hereinafter referred to as the "Conversion Option") the unpaid amount hereof (i.e., principal and all accrued interest, whether or not paid or payable) or any portion thereof (any such converted amount being hereinafter referred to as the "Conversion Amount") into fully paid and nonassessable shares of common stock, $0.01 par value, of the Company (the "Common Stock") at a conversion price (the "Conversion Price") of $1.00 per share, such initial Conversion Price being, however, subject to adjustment





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
as set forth in paragraph 12 below. The number of shares of Common Stock issuable upon the exercise of a Conversion Option shall be determined by dividing the Conversion Amount by the Conversion Price. If any fraction of a share of Common Stock would be issuable on any exercise of the Conversion Option, the Company shall purchase such fraction for an amount in cash equal to the same fraction of the current market price on the date of exercise.

         11. In order to exercise a Conversion Option, Payee shall deliver to the Company (a) a notice in the form attached hereto as Exhibit "A" and
(b) an investment letter in the form attached hereto as Exhibit "B". The effective date of the conversion related thereto shall be the date of the Company's receipt of such notice from Payee. As soon as practicable after such receipt, the Company shall cause its transfer agent to issue and deliver to Payee, or Payee's designate, a certificate, or certificates, for the number of shares of Common Stock issuable upon conversion of the Conversion Amount.

         12. The Conversion Price shall be adjusted from time to time. In case the Company shall (A) pay a dividend or make a distribution in shares of its Common Stock, (B) subdivide the shares of its outstanding Common Stock into a greater number of shares, (C) combine its outstanding Common Stock into a smaller number of shares, or (D) issue by reclassification of its Common Stock (including any such reclassification in connection with a consolidation or merger in which the Company is the continuing corporation) any shares, the Conversion Price in effect immediately prior thereto shall be adjusted so that the Conversion Amount shall be convertible into the number and kind of shares into which such amount would have been convertible if converted immediately prior to the happening of any event described in the immediately preceding clauses (A), (B), (C), or (D). An Adjustment made pursuant to this subparagraph shall become effective immediately after the record date in the case of a dividend (provided, however, that in the event a dividend shall be rescinded after the record date but before payment, no adjustment hereunder shall be made) and immediately after the effective date in the case of a subdivision, combination or reclassification.

         13. No shares of Common Stock acquired by exercise of the Conversion Option granted pursuant to the terms of this Note may be transferred unless and until (a) the Company and Payee shall have received an opinion of counsel satisfactory to the Company and Payee to the effect that any such proposed transfer may be effected without registration under the Securities Act of 1933, as amended (the "Act"), and any applicable state law, or (b) such shares of Common Stock shall have been so registered.

         14. The Company reserves the right, but not the obligation, to convert the entire outstanding balance of the Note under the





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provisions of paragraphs 10 and 11 once the Company has received two million dollars ($2,000,000.00) in assets.


                            Miscellaneous Provisions

         15. Subject to the terms and conditions hereof, this Note may be assigned by Payee to any assignee with or without consideration. No assignment of this Note shall be effective unless and until (a) the Company and the Payee shall have received from such assignee an investment letter in similar form and content to Exhibit "B" attached hereto (appropriately altered to reflect the receipt and assignment of this Note rather than the receipt of Common Stock), (b) the Company shall have been notified in writing by Payee and assignee of the fact of such assignment, and (c) Payee and the Company shall have received an opinion of counsel to the effect that such assignment shall not be in violation of any securities or the applicable laws of the United States or any political subdivision thereof. Notwithstanding anything in this paragraph 15 or in paragraph 11 above, no investment letter shall be required to be delivered in the event that any shares of Common Stock which may be acquired by the exercise of the Conversion Option stated herein shall have been registered under the Act and applicable Blue Sky laws.

         16. No modification or waiver of any provision of this Note, nor consent to departure therefrom, shall be effective unless in writing signed by the Company and Payee, and no such consent or waiver shall extend beyond the particular case and purpose involved. No notice or demand given in any case shall constitute a waiver of the right to take other action in the same, similar or other instances without such notice or demand.

         17. If any provision of this Note is held to be illegal, invalid or unenforceable under present or future laws effective during the term of this Note, such provision shall be fully severable and this Note shall be construed and enforced as if such illegal, invalid or unenforceable provision had never comprised a part of this Note, and the remaining provisions of this Note shall remain in full force and effect and shall not be affected by the illegal, invalid or unenforceable provision or by its severance from this Note.

         18. This Note shall be binding upon and inure to the benefit of the Company and Payee and their respective successors, assigns and legal representatives.


         19. Any notice or communication required or permitted hereunder shall be sufficiently given if sent by first class mail, postage prepaid:





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                 (a)      If to the Company, addressed to it at 500 North Loop
1604 E., Suite 250, San Antonio, Texas, 78232, marked for the attention of Thomas H. Gose, President;

                 (b) If to Payee, addressed to it at Flacherstasse 10, Lupfig 5242, Switzerland, marked for the attention of the President.



                                        EXPROFUELS, INC.




                                        By:
                                           --------------------------------
                                           Thomas H. Gose,  President





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
                                  EXHIBIT  "A"


                               Conversion Notice



TO EXPROFUELS, INC.:

         The undersigned holder of that certain $200,000.00 Convertible Promissory Note, dated September 18, 1996, payable by ExproFuels, Inc. ("Company") to TransEuro Capital, Inc. (the "Note"), hereby exercises the option to convert the amount of such Note, together with all accrued interest thereon, or a portion thereof below designated, into shares of Common Stock of the Company in accordance with the terms of such Note. The undersigned directs that the shares issuable and the certificates deliverable upon the conversion, and any replacement convertible promissory note representing any unconverted principal amount of the Note, be issued and delivered to the registered holder of such Note unless a different name has been indicated below.



Amount to be converted  (if less than all):

$_______________________


Person to whom shares are to be issued and delivered:


-----------------------------------------------------------
                        (Name)


-----------------------------------------------------------
                        (Address)


-----------------------------------------------------------




---------------------------
(Signature)



Dated:
       ---------------------------




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
                                  EXHIBIT  "B"


September 18, 1996



Gentlemen:

The undersigned, TransEuro Capital, Inc. (hereinafter referred to as the "Holder"), is acquiring shares of the Common Stock (the "Shares"), $.01 par value, of ExproFuels, Inc. (the "Company"), pursuant to the exercise of rights under that certain Convertible Promissory Note ("Note") dated September 18, 1996, executed and delivered by the Company. In order to induce the Company to deliver the Shares to the Holder, the Holder has made certain representations and warranties concerning the Shares, which representations and warranties are reduced to writing herein.

The Company has informed the Holder that the issuance of the Shares to Holder has not been registered with the Securities and Exchange Commission (the "Commission") nor with the Blue Sky authority of any state, and that the Shares must be held indefinitely unless they are subsequently registered under the Securities Act of 1933, as amended (the "Act"), and the appropriate state Blue Sky Laws, or an exemption from such registration is available. Any routine sale of the Shares or any part thereof, must be made in reliance upon Regulation S as promulgated under the Act, or some other exemption to registration.

The Holder hereby represents and warrants to the Company that the Holder is not a U.S. Person under the meaning of Rule 902 of Regulation S of the Act. Generally, a U.S. Person is defined as any natural person resident in the U.S. (regardless of citizenship); any corporation or partnership organized or incorporated under the laws of the United States; any estate of which any executor or administrator is a U.S. Person; any trust of which any trustee is a U.S. Person; any branch or agency of a foreign entity located in the United States; any non-discretionary account (other than an estate or trust) held by a dealer or other fiduciary for the benefit or account of a U.S. Person; any discretionary account (other than an estate or trust) held by a dealer or other fiduciary, organized, incorporated, or (if an individual) resident in the United States; or any foreign partnership or corporation formed by a U.S. Person principally for the purpose of investing in securities not registered under the Act (with certain exceptions).

The Holder acknowledges that it has been furnished all information that it has requested to the extent that it considers necessary and advisable and such information is reasonable upon which to base an investment decision. The Holder further understands that the





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
Shares have not been registered under the Act or under the securities laws of any state of the United States, and, therefore, the Shares cannot be resold in the United States or to any U.S. Person (other than Distributors as defined in Regulation S) unless the Shares are registered under the Act and any applicable state securities laws or any exemption from such registration is available.
The Holder agrees that a restrictive legend may be placed on the stock certificate representing the Shares to the effect as follows:

         The shares represented by this certificate may not be offered, sold, assigned, pledged, hypothecated, encumbered or in any other manner transferred or disposed of in the United States or to a U.S. Person (as defined in regulation S promulgated under the Securities Act of 1933, as amended) prior to _________, 199_.

The Holder agrees that transfer of the Shares may be refused by the Company or its transfer agent if, in the opinion of counsel for the Company, any proposed sale or transfer by the Holder of the Shares would not be in compliance with the Act and applicable state securities laws.



                                        Sincerely,



                                        ---------------------------
                                               (Holder)





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